UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2013

Red Giant Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-34039	98-0471928
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

614 E. Hwy 50, Suite 235, Clermont, FL	34711
(address of principal executive offices)	(zip code)

(866) 926-6427
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. Financial Statements and Exhibits.

a.	None
b.	Exhibits

NUMBER	EXHIBIT
99.1	Press Release of the Registrant dated May 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Giant Entertainment, Inc.

Dated: May 28, 2013	/s/ Benny Powell
Benny Powell
Chief Executive Officer